Exhibit 99.1

Exhibit 99.1

WHEELER

REAL ESTATE INVESTMENT TRUST

June 2015

NASDAQ: WHLR 1

2

SAFE HARBOR

Wheeler Real Estate Investment Trust, Inc. (the ”Company”) considers portions of the information in this presentation to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; the Company’s ability to renew or enter into new leases at favorable rates; to buy or sell assets on commercially reasonable terms; to complete acquisitions or dispositions of assets under contract, to secure equity or debt financing on commercially acceptable terms or at all; to enter into definitive agreements with regard to financing and joint venture arrangements or the Company’s failure to satisfy conditions to the completion of these arrangements. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” listed in the Company’s most annual report filed with the SEC and available for review at www.sec.gov. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Wheeler will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

COMPANY OVERVIEW

WHEELER REAL ESTATE INVESTMENT TRUST

- Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties
  - Target grocery-anchored shopping centers in secondary and tertiary markets with strong demographics
  - Acquire properties at attractive yields and significant discount to replacement cost

- Current portfolio of 42 properties* with approximately 2.4 million square feet of Gross Leasable Area
  - 34 shopping center/retail properties, 7 undeveloped land parcels and 1 self-occupied office building
  - Approximately 90% of centers are anchored or shadow-anchored by a grocery store

- Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle
  - Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions

Wheeler Real Estate Investment Trust	
Exchange:	Nasdaq
Ticker:	WHLR
Market Cap[(1)]:	$125.7 million
Stock Price[(2)]:	$2.31
52-Week Trading Range:	$2.14 - 5.16
Common Stock Outstanding[(1)]:	54.4 million
Annualized Dividend:	$0. 21
Dividend Yield[(2)]:	9.1%


BI-LO
Butler Square

1) Upon conversion of the Series C Mandatorily Convertible Preferred Stock on June 11, 2015
2) As of 6/2/15

3

INVESTMENT HIGHLIGHTS

Necessity-Based Wheeler properties serve the essential day-to-day shopping needs of the surrounding

Retail communities

Majority of tenants provide non-cyclical consumer goods and services that we believe are less impacted by fluctuations in the economy

High Quality Existing Industry leading occupancy rate of approximately 95%

Portfolio National and Regional merchants represent majority of Wheeler’s tenants

Diversified geography and tenant base

Attractive Niche Secondary and Tertiary markets have limited competition from institutional buyers and low

Market Opportunity levels of new construction

Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt

Internally-Managed, Ability to scale platform as the Company grows results in improved profitability

Scalable Platform Create value through intensive leasing and property expense management

Deep retailer relationships provide unique market knowledge

Third-party property management and development fees create additional revenue stream

WHEELER

REAL ESTATE INVESTMENT TRUST 4

SEASONED, ACCOMPLISHED & REPUTABLE MANAGEMENT TEAM

WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry.

Jon S. Wheeler

Chairman and CEO

Over 33 years of experience in the real estate industry

In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company, which we consider our predecessor firm, that focuses on the acquisition, leasing, management, renovation & development of commercial shopping center properties

Overseen the acquisition of over 60 properties with Wheeler Interests

Steven M. Belote

Chief Financial Officer

Wheeler’s Chief Financial Officer since 2011

Prior to joining Wheeler, worked at Shore Bank, as their CFO, playing a significant role in IPO during 1997

Previous experience also includes seven years at BDO Seidman, LLP, a large international public accounting and consulting firm

Dave Kelly

SVP, Director of Acquisitions

Over 25 years of experience in the real estate industry

Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer

Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million

Jeff Parker

Director of Leasing

Recently joined Wheeler and is responsible for overseeing all leasing operations of the portfolio

Previously served as Real Estate Portfolio Manager for Southeast and Mid-Atlantic regions for Dollar Tree

Prior to Dollar Tree, Mr. Parker spent ten years handling the leasing and sale of commercial properties at CB Richard Ellis, Inc.

GROWTH STORY

As of June 2015, Wheeler owns 35 retail properties with a total GLA of 2,404,334 square feet and 7 undeveloped locations totaling approximately 66 acres of land.

Square Footage

2,500,000

2,000,000

1,500,000

1,000,000

500,000

0

Gross Leasable Area

09/30/12 12/31/12 03/31/13 06/30/13 09/30/13 12/31/13 03/31/14 06/30/14 09/30/14 12/31/14 3/31/2015 6/2/2015

Completes IPO, begins trading on NASDAQ

Completes a $4.5 million private placement transaction.

Closes secondary offering, $11.9 million raised

Completes a $10 million offering and sale of convertible and nonconvertible 9% senior notes and warrants (First part of a two tranche private placement transaction)

Completes offering and sale Series B Preferred Stock and warrants for net proceeds of $18.7 million

Completes transition to an internally-managed REIT with the acquisition of operating companies

Secures $25 million guidance line of credit facility with KeyBank National Association

Addition of Wheeler Development

Raised an additional $2.2 million of 9% non-convertible senior notes and warrants to purchase shares of Wheeler common stock. Second Tranche of Financing. (Completed initial portion Dec. 2013).

Opens regional office in Charleston, South Carolina

Completes follow-on offering and sale of Series B

Preferred Stock and warrants for gross proceeds of $20.5 million

Completes Series C Preferred Stock private placement transaction, which generates gross proceeds of $90 million and the cancelation of $3 million in existing convertible debt.

Secures $45 Million Credit Facility With Keybank

Signs non-binding joint venture agreement with Lightbridge

45 40 35 30 25 20 15 10 5 0

Number of Properties 6

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING

Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability

The average consumer in the US makes a trip to a grocery store 2.2 times per week1

During 2009-2014, US grocer sales increased 24%, demonstrating strength of the traditional grocery store1

Strong National and Regional Tenants

82% of Wheeler’s GLA is occupied by national & regional tenants

Local 19% Regional 27% National 54%

1) Source: Food Marketing Institute.

2) Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor.

3) Based on 2013 sales from 23 grocers who report sales to us in our current portfolio.

Predominantly Grocery-Anchored Portfolio2

Non-Grocery/ Community Center 9% Free-standing retail 1% Grocery-Anchored 90%

Strong Grocer Rent to Sales3

73% of grocery store GLA with a rent/sales ratio below 3%

45% 40% 35% 30% 25% 20% 15% 10% 5% 0%

< 1.0% 1.0% to 2.0% 2.0% to 3.0% 3.0% to 4.0% 4.0%+

6% 38% 29% 17% 10%

TENANT OVERVIEW

Top tenants represent approximately 40% of portfolio

Tenant concentration expected to be reduced significantly after offering proceeds deployed

Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise

Minimal exposure to E-Commerce industry

Diversified Merchandise Mix1

General Merchandise 9.9% Home 6.2% Electronics 0.4%

Apparel & Accessories 12.0%

Other 5.3% Restaurant 5.8%

Services

6.7% Health & personal care 11.2% Grocery 42.5%

Top 10 Tenants1

1) As of 6/2/2015

Type

Grocery Grocery Grocery Grocery Grocery Home Goods Grocery Grocery Grocery Grocery

GLA

265,391 191,280 84,938 81,000 75,000 58,935 58,473 57,427 46,700 37,500 956,644

% of GLA

11.04% 7.96% 3.53% 3.37% 3.12% 2.45% 2.43% 2.39% 1.94% 1.56% 39.79% Total

LEASE EXPIRATION SCHEDULE1

Approximately 77% of GLA leased through 2016 or beyond

Weighted average remaining lease term of 4.71 years

Weighted average remaining lease term for grocery anchor tenants is 5.39 years

Significant renewals have occurred since 3/31/2015 totaling 59,143 square feet

% of Total Gross Leasable Area Expiring1

40.00% 35.00% 30.00% 25.00% 20.00% 15.00% 10.00% 5.00% 0.00%

1) As of 6/2/2015

2015 2016 2017 2018 2019 2020+

6.65% 11.93% 10.45% 18.96% 11.66% 35.53%

STRONG LEASING TRENDS

Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO 33 renewals in 2014 resulted in a weighted average increase of 6.6% in base rent Industry average occupancy rate across sectors of REITs is measured at 93.6%1

96.0% 95.5% 95.0% 94.5% 94.0% 93.5% 93.0%

1) Source: Investment News.

Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15

94.3% 94.3% 95.1% 95.0% 94.2% 94.0% 94.7% 95.2% 95.5% 95.8%

INTEGRATED PLATFORM, PROVEN SUCCESS

Wheeler has acquisition, leasing, property management, development and re-development services all in–house

Over 50 associates

Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired seven undeveloped properties totaling approximately 66 acres of land.

Development services generate significant fees from third-party developments

Extensive pipeline of third-party projects expected to break ground in 2015 and 2016

Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler

Corporate & Accounting Asset Management Acquisitions & Development Leasing & Business Dev.

CASE STUDY: FORREST GALLERY—TULLAHOMA, TN

Investment Summary

Purchase Price $11,500,000 LTV 79% Square Feet 214,451 Price / Foot $54 Anchor Kroger Occupancy 92% Acquisition Cap Rate 8.8% Cost of Debt 5.4% Estimated ROE 21.6% Built 1987

Third-party property purchased in 2013

Tullahoma is ranked as the #1 “micropolitan” city in the state of Tennessee based on economic strength

Strong frontage on the main street in Tullahoma has drawn multiple popular restaurants and retailers In discussion with Kroger to expand at their expense and relocate Dollar General to parking lot out-parcel Recent Improvements include new roof on Kroger and out parcel which will be 100% recaptured through CAM

Peebles recently exercised two 5-year options to extend lease to 2026

1) Number one ranked in 2014 and 2013 by Policom based on economic strength factors such as employment, earnings, cost of living and standard of living.

PORT CROSSING – HARRISONBURG, VA

Investment Summary

NOI (2013) $805,438 Purchase Price $9,311,422 LTV 63% Square Feet 65,365 Price / Foot $142.45 Anchor Food Lion Occupancy 92% Acquisition Cap Rate 8.9% Cost of Debt 4.73% Estimated ROE 16.0% Built/Renovated 1999/2009

Wheeler legacy asset purchased in 2009

Home to James Madison University (JMU) with a student enrollment of over 20,000.

Prior to acquisition, we identified potential upside from significant infrastructure projects related to new construction for a nearby hospital and JMU athletic facility directly across the road Food Lion lease is triple net with no restriction on CAM pass through Accretive improvements to property include building small shops around the existing asset

Expanded restaurant space from 2,650 square feet to 4,100 square feet and backfilled with new tenant Delivered 2,400 square feet to Virginia ABC

GROWTH STRATEGY

Well located properties in secondary and tertiary markets

High unlevered returns (expected cap rates of ~9%) Focus on best in market grocery-anchored centers with necessity-based inline tenants

National & regional tenants

High traffic count and ease of access Ancillary & Specialty Income

Opportunity to improve revenue through active lease and expense management

Utilizing exterior parking for build to suit outparcels or pad sales

Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

PIPELINE UPDATE

WHEELER REAL ESTATE INVESTMENT TRUST

- Company closed on three properties since 3/31/2015: Alex City Marketplace, Butler Square and Brook Run for a total price of $38.2 million with an average cap rate of 8.2%; an average interest rate of 4.01%; and, LTV of 55%
- 11 properties under LOI or contract requiring equity investment of $48.4 million at average cap rate of 8.4% with in place leases
- Anticipate financing with 55% LTV at approximately 4.1%
- At any given time, the Company is typically evaluating properties or negotiating LOI's with total value of $75 - $100 million

	Property Name	Location	Square Footage	Anchor	Price	Cap Rate	Loan to Value
Under Contract / LOI	Beaver Ruin Village	Lilburn, GA	74,038	Kroger (Shadow)	$ 12,350,000	8.05%	55%
	Beaver Ruin Village II	Lilburn, GA	35,025	Advanced Auto	$ 4,375,000	7.85%	55%
	Washington Square	Washington, NC	256,566	Piggly Wiggly/Food Lion	$ 20,000,000	8.71%	55%
	Sunshine Plaza	Lehigh Acres, FL	111,189	Winn Dixie	$ 10,350,000	8.00%	55%
	Barnett Portfolio	North Carolina	171,270	Food Lion (3)	$ 15,375,000	8.36%	55%
	Augusta Portfolio	Augusta, GA	113,216	Bi-Lo, Food Lion	$ 11,300,000	8.28%	55%
	Grove Park	Orangeburg, SC	106,557	Bi-Lo	$ 6,600,000	8.36%	55%
	Woodland Plaza	Harlan, KY	87,855	Food City	$ 6,500,000	8.59%	71%
	Conyers Crossing	Conyers (Atlanta), GA	170,475	Burlington, Hobby Lobby	$ 10,575,000	8.66%	55%
	Parkway Plaza	Brunswick, GA	87,855	Winn Dixie	$ 6,075,000	8.03%	55%
	Chesapeake Square (1)	Onley, VA	99,848	Food Lion	$ 6,339,175	9.92%	55%
	Total Contract		1,313,894		$ 109,839,175	8.44%	

	Property Name	Location	Square Footage		Price	Cap Rate	Loan to Value
Negotiating LOI	Property 1	South Carolina			$ 5,100,000	8.18%	55%
	Property 2	North Carolina			$ 16,500,000	9.08%	55%
	Two Property Portfolio	North Carolina/South Carolina			$ 8,600,000	9.09%	55%
	Total LOI		270,304		$ 30,150,000	8.95%	
	Total All Categories		**1,584,198**		**$ 139,989,175**	**8.55%**	

1) Properties owned by entities affiliated with Jon Wheeler

15

INVESTMENT HIGHLIGHTS

Internally-Managed, Scalable Platform

Necessity-based Retail

High Quality Existing Portfolio

Attractive Niche Market Opportunity

Appendix

PROPERTY OVERVIEW (as of 6/2/2015)

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	127,141	86.0 %	$ 951,791	$ 7.49
Amscot Building	Tampa, FL	1	2,500	2,500	100.0 %	100,738	40.30
Berkley (2)	Norfolk, VA	—	—	—	—	—	—
Bixby Commons	Bixby, OK	1	75,000	75,000	100.0 %	768,500	10.25
Brook Run Properties (2)	Richmond, VA	—	—	—	—	—	—
Brook Run Shopping Center	Richmond, VA	18	147,738	134,791	91.2 %	1,584,179	11.79
Bryan Station	Lexington, KY	9	54,397	54,397	100.0 %	553,008	10.17
Butler Square	Maudlin, SC	16	82,400	82,400	100.0 %	851,795	10.34
Clover Plaza	Clover, SC	10	45,575	45,575	100.0 %	349,843	7.68
Courtland Commons (2)	Courtland, VA	—	—	—	—	—	—
Crockett Square	Morristown, TN	4	107,122	107,122	100.0 %	871,897	8.14
Cypress Shopping Center	Boiling Springs, SC	13	80,435	73,785	91.7 %	755,162	10.23
Edenton Commons (2)	Edenton, NC	—	—	—	—	—	—
Forrest Gallery	Tullahoma, TN	26	214,451	199,816	93.2 %	1,181,234	5.91
Freeway Junction	Stockbridge, GA	17	156,834	153,299	97.8 %	1,010,753	6.59
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0 %	504,443	22.93
Harbor Point (2)	Grove, OK	—	—	—	—	—	—
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.0 %	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.0 %	438,556	7.53
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0 %	143,416	18.39
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.0 %	912,000	11.26
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.3 %	385,317	5.39
Laskin Road (2)	Virginia Beach, VA	—	—	—	—	—	—
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.0 %	497,490	7.45
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0 %	250,538	69.21
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.7 %	677,789	12.15
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0 %	1,327,437	10.86
Port Crossing	Harrisonburg, VA	7	65,365	57,710	88.3 %	737,392	12.78
Riversedge North (1)	Virginia Beach, VA	—	—	—	—	—	—
Shoppes at TJ Maxx	Richmond, VA	16	93,552	90,539	96.8 %	1,062,636	11.74
South Square	Lancaster, SC	5	44,350	39,850	89.9 %	318,822	8.00
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.0 %	185,695	33.16
St. George Plaza	St. George, SC	6	59,279	50,829	85.8 %	357,393	7.03
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0 %	291,495	6.83
Tampa Festival	Tampa, FL	22	137,987	137,987	100.0 %	1,224,828	8.88
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0 %	478,546	20.54
Tulls Creek (2)	Moyock, NC	—	—	—	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0 %	449,194	9.42
Walnut Hill Plaza	Petersburg, VA	11	89,907	74,345	82.7 %	593,323	7.98
Waterway Plaza	Little River, SC	8	49,750	46,150	92.8 %	396,983	8.60
Westland Square	West Columbia, SC	9	62,735	58,365	93.0 %	435,311	7.46
Winslow Plaza	Sicklerville, NJ	14	40,695	37,095	91.2 %	526,530	14.19
Total		329	2,404,334	2,288,431	95.2 %	$ 21,538,466	$ 9.41

18

DEBT / MATURITY PROFILE1

Strong lending relationships with nationally recognized banks; strong capital position expected to significantly improve bargaining power

Recently secured a $45 million revolving credit facility with KeyBank National Association

Weighted average interest rate of 5.00%

Total Outstanding Debt: $147.6 million1

WHLR’s Debt Profile

Outstanding Debt (in millions)

$90 $80 $70 $60 $50 $40 $30 $20 $10 $0

Outstanding Indebtedness Maturing During Periods Ending March 31st

2016 2017 2018 2019 2020 Thereafter

1) As of 3/31/20145

$21.6 $16.4 $2.6 $10.1 $4.5 $83.1

CONSOLIDATED STATEMENT OF OPERATIONS

Three Months Ended March 31,

2015 2014

(unaudited)

REVENUE:

Rental revenues $ 4,380,605 $ 2,948,810

Asset management fees 212,298 -

Commissions 108,893 -

Tenant reimbursement and other income 1,050,345 715,342

Total Revenue 5,752,141 3,664,152

OPERATING EXPENSES:

Property operations 1,632,179 923,182

Non-REIT management and leasing services 369,775 -

Depreciation and amortization 3,236,484 1,785,602

Provision for credit losses 47,198 -

Corporate general & administrative 2,311,230 832,318

Total Operating Expenses 7,596,866 3,541,102

Operating Loss(1,844,725) 123,050

Interest expense(2,378,464)(1,368,938)

Net Loss(4,223,189)(1,245,888)

Less: Net loss attributable to noncontrolling interests(462,376)(87,252)

Net Loss Attributable to Wheeler REIT(3,760,813)(1,158,636)

Preferred stock dividends(2,502,223)(40,703)

Net Loss Attributable to Wheeler REIT

Common Shareholders $ (6,263,036) $ (1,199,339)

Loss per share:

Basic and Diluted $ (0.80) $ (0.17)

Weighted-average number of shares:

Basic and Diluted 7,806,467 7,185,550

BALANCE SHEET SUMMARY

March 31, December 31,

2015 2014

(unaudited)

ASSETS:

Investment properties, net $ 163,265,867 $ 152,250,986

Cash and cash equivalents 80,958,326 9,969,748

Rents and other tenant receivables, net 2,114,898 1,985,466

Goodwill 7,004,072 7,004,072

Deferred costs and other assets, net 34,661,026 29,272,096

Total Assets $ 288,004,189 $ 200,482,368

LIABILITIES:

Loans payable $ 147,634,250 $ 141,450,143

Accounts payable, accrued expenses and other liabilities 7,211,725 5,908,798

Total Liabilities 154,845,975 147,358,941

Commitments and contingencies —

Series C mandatorily convertible cumulative preferred stock (no par value,

100,000 shares authorized, 93,000 and no shares issued and outstanding,

respectively) 87,510,354 -

EQUITY:

Series A preferred stock (no par value, 4,500 shares authorized,

1,809 shares issued and outstanding, respectively) 1,458,050 1,458,050

Series B preferred stock (no par value, 3,000,000 shares authorized,

1,595,900 and 1,648,900 shares issued and outstanding, respectively) 36,608,768 37,620,254

Common stock ($0.01 par value, 75,000,000 shares authorized,

7,841,196 and 7,512,979 shares issued and outstanding,

respectively 78,411 75,129

Additional paid-in capital 32,197,918 31,077,060

Accumulated deficit(34,607,083)(27,660,234)

Total Shareholders’ Equity 35,736,064 42,570,259

Noncontrolling interests 9,911,796 10,553,168

Total Equity 45,647,860 53,123,427

Total Liabilities and Equity $ 288,004,189 $ 200,482,368

FFO and CORE FFO

Three Months Ended March 31,

2015 2014

Total FFO $ (986,705) $ 539,714

Preferred stock dividends(2,502,223)(40,703)

Preferred stock accretion adjustments 1,211,202 —

Total FFO available to common shareholders and common unitholders(2,277,726) 499,011

Acquisition costs 653,242 57,000

Share-based compensation 45,000 —

Loan cost amortization 486,198 86,831

Above (below) market lease amortization 195,729(23,304)

Tenant improvement reserves(59,500) —

Recurring capital expenditures(71,400) —

Total Core FFO $ (1,028,457) $ 619,538

Weighted Average Common Shares 7,806,467 7,185,550

Weighted Average Common Units 3,540,576 2,008,338

Total Common Shares and Units 11,347,043 9,193,888

FFO per Common Share and Common Units $(0.20) $ 0.05

Core FFO per Common Share and Common Units $(0.09) $ 0.07

CAPITAL STRUCTURE

WHEELER
REAL ESTATE INVESTMENT TRUST

- Assuming the Company exchanges the Series A & B Preferred for common shares at the Series C conversion price[7]

	Current[1]		Pro Forma[2]		Post Conversion[3]	
	Debt					
	Oustanding ($000)		Oustanding ($000)		Oustanding ($000)	
Security						
Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)[4]	$6,160		$6,160		$6,160	
Senior Convertible Debt (9% Coupon, Dec-18 Maturity)[5]	$3,000		$3,000		$3,000	
Property Debt (4.74% Weighted Average Coupon, Various Maturities)	$138,474		$138,474		$138,474	
Total Debt	**$147,634**		**$147,634**		**$147,634**	
	Equity					
	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)
Security						
Series A 9% Preferred ($1,000 / share)	1,809	$1,809	1,809	$1,809	-	-
Series B 9% Preferred ($25 / share, $5.00 conversion price)[6]	1,595,500	$39,888	1,595,500	$39,888	-	-
Series C Preferred ($1,000 / share, $2.00 conversion price)	93,000	$93,000	-	-		
Common / OP Units[7]	11,358,759	$22,717	57,858,759	$115,717	78,707,009	$157,414
Market Value of Equity	**$157,414**		**$157,414**		**$157,414**	
Total Capitalization	**$305,048**		**$305,048**		**$305,048**	

[1] *As of March 31, 2015*

[2] *After giving effect to the conversion of the Series C Monodatorily Convertible Preferred Stock*

[3] *After giving effect to the assumed exchange of the Series A & B Preferred Stock*

[4] *648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19*

[5] *Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock*

[6] *1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19*

[7] *Assumes a $2.00 current, conversion and exchange price in all scenarios*

23

NASDAQ: WHLR

For Additional Information

At the Company:

Robin Hanisch Corporate Secretary Robin@whlr.us 757-627-9088

Laura Nguyen Director of Capital Markets Laura@whlr.us 757-627-9088

Terry Downs Associate TDowns@equityny.com 212-836-9615

Adam Prior Senior Vice President APrior@equityny.com 212-836-9606

Investor Relations Counsel:

The Equity Group Inc.

Think Retail. Think Wheeler.®

WHEELER

REAL ESTATE INVESTMENT TRUST